Business combinations - Summary of Intangible Assets Acquired And Net Liabilities Assumed Based On Their Respective Estimated Fair Values (Details) - Acquisition Of Weni [Member] $ in Thousands	Dec. 31, 2024 USD ($)
Disclosure of detailed information about business combination [line items]
Cash and cash equivalents	$ 97
Trade receivables	1,525
Other current and non-current assets	73
Property and equipment	45
Accounts payable	(1,004)
Other current and non-current liabilities	(704)
Fair value of identifiable intangible assets	1,115
Goodwill	2,906
Total consideration	$ 4,053